Nationwide Life and Annuity Insurance Company • Nationwide VA Separate Account – C • Nationwide VL Separate Account – D

Prospectus supplement dated April 6, 2009 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The Board of Trustees for the JPMorgan Insurance Trust has approved a merger pursuant to which the assets of the JPMorgan Insurance Trust – JPMorgan Insurance Trust Government Bond Portfolio: Class 1 will merge into the JPMorgan Insurance Trust – JPMorgan Insurance Trust Core Bond Portfolio: Class 1, effective April 24, 2009.  As a result of this reorganization, effective April 24, 2009, the JPMorgan Insurance Trust - JPMorgan Insurance Trust Government Bond Portfolio: Class 1 will no longer be available as an investment option in your contract and all references in your prospectus to JPMorgan Insurance Trust - JPMorgan Insurance Trust Government Bond Portfolio: Class 1 will mean JPMorgan Insurance Trust - JPMorgan Insurance Trust Core Bond Portfolio: Class 1.

For further information or forms, please contact Nationwide at the address and phone number shown on page 1 of your prospectus, or visit www.nationwide.com.